UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
AMENDMENT NO. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 16, 2006
USA Mobility, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51027	16-1694797

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6677 Richmond Highway, Alexandria, Virginia	22306

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 660-6677
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01 Changes in Registrant’s Certifying Accountant.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
Item 4.01 Changes in Registrant’s Certifying Accountant.
USA Mobility, Inc. had requested that PricewaterhouseCoopers LLP furnish a letter addressed to the Securities and Exchange Commission stating whether it agreed with the statements made in Item 4.01 of the Company’s Form 8-K dated June 16, 2006. A copy of such letter, dated as of June 23, 2006, is filed as Exhibit 16 to this Amendment No. 1 of Form 8-K/A.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
Exhibit No. 16*
Description of Exhibit — Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated as of June 23, 2006
* — Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Mobility, Inc.
June 26, 2006	By:	/s/ Thomas L. Schilling
		Name:	Thomas L. Schilling
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

16	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated as of June 23, 2006